SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2004
                              (November 24, 2004)

                              Market Central, Inc.

    Delaware                            0-22969                    59-3562953
----------------------------     -----------------------      ----------------
(State or other jurisdiction     (Commission File ID No.)    (IRS Employer No.)
     of incorporation)

                              1650A Gum Branch Road
                             Jacksonville, NC 28540
                    (Address of principal executive offices)

                                 (910) 478-0097
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item  5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) On November 24, 2004, the Company's Board of Directors elected Doyal Bryant, the Company's Chief Executive Officer and President, to become a director of the Company. Such election filled a vacancy in the Board of Directors. In April 2004, the Company had agreed to cause the election of Mr. Bryant as a director upon the consummation of the acquisition of certain assets of The TAG Group, Inc. Additionally, pursuant to the terms of Mr. Bryant's employment agreement with the Company entered into in October 2004, the Company agreed to cause the election of Mr. Bryant as a director of the Company.

Mr. Bryant is a substantial stockholder of the entity which will sell certain assets to the Company as agreed to by the Company in April 2004. Such transaction has not yet been consummated. While there can be no assurance that such transaction will be consummated, the Company believes it will close in February 2005. If such transaction is consummated, Mr. Bryant will receive approximately 650,000 shares of the Company's common stock as a result of his stock ownership of the selling entity (subject to adjustment).

Section 8 - Other Events

Item 8.01   Other Events

On November 30, 2004, Market Central, Inc. issued a press release announcing that it has entered into negotiations with CustomerLinx, Inc. for the purchase of Market Central's contact center assets and operations by CustomerLinx, and that Market Central and CustomerLinx had entered into a management agreement under which CustomerLinx would provide operations management of Market Central's contact center subsidiary, e-commerce support centers, inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

         Not applicable.

(b) Pro Forma Financial Information

         Not applicable.

(c) Exhibits

      99.1 Press Release on negotiations and management agreement with CustomerLinx.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              Market Central, Inc.
                                  (Registrant)


Dated:  December 1, 2004            By: /s/ Clifford Clark
                                        ----------------------------------------
                                        Clifford Clark, Chief Financial Officer


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